UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04119

T. Rowe Price High Yield Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2015

Item 1. Report to Shareholders

High Yield Fund	May 31, 2015

The views and opinions in this report were current as of May 31, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The High Yield Fund outperformed its benchmark, but results for the 12-month period were restrained by plunging oil prices and its negative impact on the energy industry—the largest segment of the high yield market. The U.S. economy is strengthening, which has supported the domestic high yield market, and European economic growth appears to be improving thanks in part to the European Central Bank’s aggressive quantitative easing program, which benefited European high yield bonds.

PORTFOLIO PERFORMANCE

The High Yield Fund posted modest gains in our annual reporting period ended May 31, 2015. Your fund outperformed its benchmark, the Credit Suisse High Yield Index, and the Lipper peer group average of similarly managed funds. (Results for the Advisor Class were slightly lower, reflecting its different fee structure.) The fund’s performance versus the Credit Suisse High Yield Index benefited from security selection across all credit qualities and holdings in European high yield bonds. Additionally, our allocation to bank debt aided performance over the past 12 months, a particularly volatile period. However, our underweight to bonds rated BB and higher hurt our comparison with the benchmark, as higher-quality bonds outperformed when interest rates declined.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, many bond investors are concerned that a new era of rising rates is at hand. Whether this is so is far from certain—rates have defied the expectations of many by remaining very low even as the economy has improved, and they may stay below long-term averages for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important clues about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics table) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every 1% rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When shareholders are returned their principal, they can reinvest at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank debt usually has a credit profile that is below investment quality, which means these securities have greater exposure to default risk. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification table) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

In the past 12 months, credit selection was especially strong in the energy, media/telecom, metal/materials, and transportation industry groups. Industry allocation decisions also benefited our comparison with the Credit Suisse benchmark, although underweight allocations to health care and food/tobacco bonds crimped relative results, as did short-term holdings, which we keep on hand for day-to-day operations. Energy holdings, the fund’s largest allocation at 13% of assets, endured losses when the price of oil declined in the back half of 2014. However, for the year to date, the energy sector in our portfolio has outpaced all other industries. Energy was also the fund’s best relative performance contributor due to solid security selection and our underweight allocation. Credit selection in financials hurt our returns versus the Credit Suisse benchmark.

The fund’s share price declined $0.37 over the past 12 months to $6.93 from $7.30 at the end of May 2014. Offsetting the fund’s net asset value decline, the portfolio generated $0.41 of dividend income plus short- and long-term capital gains of $0.09 per share for the year. In the current low interest rate environment, we have aggressively attempted to boost the fund’s dividend income. The fund’s 30-day SEC yield at the end of the reporting period was 5.09% compared with 4.32% at the end of May a year ago.

The High Yield Fund’s longer-term returns continued to compare favorably with those in its Lipper peer group. Lipper ranked the fund in the top quintile of its high yield funds universe for the 3-, 5-, and 10-year periods ended May 31, 2015. (Based on cumulative total return, the High Yield Fund ranked 173 of 627, 59 of 511, 64 of 425, and 42 of 287 funds in the Lipper high yield bond funds category for the 1-, 3-, 5-, and 10-year periods ended May 31, 2015, respectively. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

The U.S. economy contracted at an annualized rate of 0.7% in the first quarter of 2015, according to the latest estimates and typical of recent winter seasons. However, U.S. economic growth has been relatively strong over the past 12 months, especially compared with growth in non-U.S. markets.

The high yield bond market has been volatile amid suggestions that improving economic conditions and better employment figures would prompt the Fed to raise the federal funds target rate, or “liftoff,” sooner than the widely held mid-2015 forecast (the last time the Fed raised interest rates was June 2006). The asset class also endured a wave of redemptions in the second half of 2014 due to the steep decline in commodity prices. Bonds issued by energy-related companies posted significant declines in the second half of 2014, but the trend subsided in 2015 as oil prices rebounded from their lows. Overall, below investment-grade bonds have performed well for the year to date. We see a number of positives for the high yield market, including forecasts for improving global economic growth, the moderately low default rate, and generally solid fundamentals underpinning most of the companies in the asset class.

Energy, far and away the largest industry in the high yield market, has historically been viewed as a defensive industry because of its stable stream of revenues, income, and cash flow. Oil prices began to tumble in mid-2014 and bottomed in early 2015. Amid a global glut of supply, Brent crude oil prices fell to a 12-month low near $45 per barrel, more than a 60% decline from highs above $115 in June 2014. It is fairly common for commodity prices to overshoot on the upside and the downside in times of turmoil, and oil prices partially rebounded and stabilized in the $60 to $65 range in the final month of the reporting period.

In our view, high yield investors panicked during the oil price slide. They dumped bonds from virtually all energy issuers, even issues from solid BB rated companies, as if they were CCC rated, speculative oil and gas explorers. During the sell-off, our high yield energy analyst segmented the energy sector into three tiers. Tier-one companies should be solvent at any oil price and will remain our core energy holdings. The tier-two companies are composed of firms that will likely need more capital and liquidity until oil prices recover. The companies that fall into the tier-three bucket are wounded, speculative, and likely face restructuring at some point in the future. Our exposure to that last tier was minimal, helping to protect our clients from substantial declines.

In the past 12 months, the Credit Suisse High Yield Index returned 1.54%, but the energy component of the index plummeted -7.90%. In the same period, your fund gained 2.01%, and our energy holdings returned -2.19%. While our underweight allocation to the energy sector contributed to our relative performance, credit selection accounted for most of the fund’s advantage. (Overall, more than three-quarters of the fund’s outperformance versus the benchmark in the past 12 months came from the energy sector.) We have remained underweight in the energy space, but we began adding to our highest-conviction positions around the time that oil prices were at their lowest and the outlook appeared the bleakest. Recall the old investing adage: “When you are crying, you should be buying.” Our credit analysts successfully navigated this volatile period, kept us playing defense while the energy market declined, and then helped us shift to offense as oil prices and energy bonds recovered.

RISK MANAGEMENT: A KEY COMPONENT OF OUR STRATEGY

We would like to remind shareholders about some fundamental changes that have occurred in the fixed income markets in recent years. The markets have been particularly volatile over the past year as investors began to consider the ramifications of a potential rise in interest rates. The volatility has highlighted the importance of sound risk management.

Bond fund assets have grown substantially over the past three decades, with much of the growth taking place since 2008. This has been beneficial in many ways, but like all positive events, it has side effects as well. The prospect of rising interest rates triggers concerns that some investors could change course and redeploy their assets into other financial markets. Net outflows during periods of rising rates are not new; indeed, such was the case in 1994 and 2000 when rates turned up. The market was considerably smaller than it is today, however.

Because of this evolving environment, T. Rowe Price is taking steps to ensure that our funds function smoothly during transitional periods as the Fed implements policy changes that are likely to affect the direction of interest rates. These measures include assessing the liquidity of our portfolios, conducting stress tests that take various market scenarios under consideration, and taking other steps to ensure successful implementation of our investment strategy. We want to inform our shareholders that we are aware of the changing market environment and are monitoring it closely.

PORTFOLIO REVIEW

The majority of our companies have solid and improving financial underpinnings, and we believe that the global economic expansion is stable and durable. As shown in the Quality Diversification table, the fund is primarily invested in the upper credit quality tiers of the high yield market—bonds rated B and BB. We were underweight to BB and higher-rated bonds versus the benchmark, which hurt our relative results. However, credit selection was strong across all of the quality tiers, and our overweight to B and lower-rated bonds generated a strong relative performance contribution.

We have maintained a substantial bank loan allocation, representing about 7% of the fund’s assets at the end of the reporting period, to dampen potential portfolio volatility. Bank loans, also known as leveraged loans, provide compelling characteristics. They yield roughly the same as BB bonds and typically rank senior, which means that they receive repayment priority in the event of a bankruptcy, are secured by assets, and have a floating rate feature designed to boost income should rates move higher. Although our loan holdings were a slight drag on our six-month results, they outperformed the broad high yield bond market for the 12-month reporting period. At the end of our fiscal year, we held small positions in equities and convertible and preferred securities—our allocations decreased as we locked in gains. In aggregate, these non-benchmark holdings modestly detracted from returns, as did our short-term holdings, which accounted for approximately 4% of assets at the end of the period. We keep reserves on hand to meet potential redemptions, for day-to-day operations, and for opportunistic purchases.

For the first time in many reporting cycles, our 20 best absolute performance contributors for the past 12 months trailed the results for our 20 largest detractors. This was largely due to declines in energy issuers that hurt the entire high yield market. Overall, the tally stood at 145 basis points (1.45%) of contribution for the leaders versus -172 basis points (-1.72%) for our 20 poorest performers. Several of our largest holdings, including Liberty Global, First Data, and T-Mobile USA, were among the portfolio’s best contributors. Towergate Finance, Samson Investment, and Seventy Seven Energy were the largest detractors. Interestingly, none of our 20 largest detractors are in the list of 25 largest issuers in the portfolio, which is shown in the table on page 14. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

NON-U.S. HOLDINGS GENERATE SOLID PERFORMANCE

At the end of the reporting period, the portfolio’s holdings in North America totaled about 77% of assets, European high yield bonds totaled 12%, and emerging markets corporate bonds accounted for 8%. Overall, our non-U.S. holdings posted solid gains. The fund’s European holdings benefited from the European Central Bank’s quantitative easing program—interest rates fell in most European markets for much of the reporting period. Declining interest rates acted as a tailwind for many of our holdings.

Our London-based analysts have done an excellent job of finding solid-performing bonds. Our focus in the rapidly expanding European high yield market is on shorter-maturity (five to seven years) B rated bonds. Among our emerging markets holdings, we favor BB rated issues, which are mostly corporate bonds that yield more than comparable-quality U.S. issues. In early 2015, we began shifting our investment focus toward more conservative positioning, particularly from an interest rate perspective. In emerging markets, we have systematically increased our holdings in higher credit quality debt. Across the entire portfolio, we are looking to add holdings that mature in the 2018 to 2020 range. We believe that these shorter-dated issues can outperform when interest rates in the U.S. eventually begin to rise.

RISING M&A ACTIVITY BENEFITS THE FUND AND THE ASSET CLASS

For the most part, recent merger and acquisition (M&A) activity has been strategic deals that are designed to grow businesses, rather than financial engineering, which was in vogue prior to the financial crisis in 2008 and often included massive leverage. In our view, the volume of “good” M&A transactions is a leading indicator, reflecting the confidence management teams have in the future for their companies. Hostile takeover bids are also on the rise, which we view as an even better barometer of confidence in corporate America. While there is a lot of negative noise about the economy being sluggish, increasing M&A activity generally has been a positive portent for the high yield market. Overall, we are encouraged by the quality of the issuance coming to market.

We actively look for companies that might be bought by investment-grade companies, and we believe that the sell-off in the energy space is likely to spur meaningful new M&A activity in the industry. We benefited from large additions to two energy companies that received takeover bids. Houston-based Rosetta Resources was our best contributor for the last six months after the onshore oil and gas exploration and development firm got a buyout offer from Noble Energy. Pacific Rubiales Energy, an independent oil and gas producer that operates Colombia’s largest oil field, also received a takeover offer from a Mexican conglomerate, Alfa Group. Both holdings were among the fund’s top contributors for the past 12 months.

We also saw significant M&A activity in the media, health care, and technology segments. Altice has been a top media contributor in the past six and 12 months. Altice is an acquirer. This Israel-based cable, wireless, and Internet operator has purchased assets in France and Portugal and recently bought a U.S.-based cable operator. Media giant Charter Communications was successful in its second bid to buy Time Warner Cable. Similarly, Valeant Pharmaceuticals is growing through acquisitions. The BB rated issuer has an equity market capitalization of about $80 billion, with approximately $30 billion of bonds outstanding. We are seeing a steady flow of high yield bond issuance this year as companies borrow to finance takeovers.

OUTLOOK

We are pleased to report that we see improving fundamentals supporting the vast majority of our holdings. Companies in the high yield market, including some energy producers, have improved their balance sheets and increased their cash reserves over the past five years. Because maturities have been extended, there is not a significant amount of debt coming due over the next few years, which supports our belief that defaults will remain at moderate levels.

We are mindful that defaults in the energy and mining segments of the market could rise if oil and commodity prices decline further or remain low for an extended period. Our credit selection in both areas has been strong—we successfully avoided most of the land mines, although we suffered a few flesh wounds. Security selection will remain the key to generating outperformance. However, we believe that much of that risk is already priced into their securities. The high yield market is very good at separating the wheat from the chaff.

Another risk for our market, although manageable, will arrive when the Fed implements its rate liftoff. Skittish investors that do not appreciate the lower-duration profile and higher yields typical of below investment-grade bonds will likely sell out of the asset class for fear of price declines related to rising rates. This could cause some market weakness, but as long-term investors, we will be poised to capitalize on these conditions.

As always, our goal is to deliver high current income and attractive total returns over time while seeking to cushion the volatility inherent in this market. Diversifying sectors, including bank loans, which offer a hedge against rising interest rates, and European high yield, where interest rates are unlikely to rise for several years, should buttress the portfolio if volatility intensifies in the U.S. high yield market. We will continue our commitment to research and to construct a diversified portfolio, which we believe is prudent for a fund that invests in a riskier area of the bond market.

Thank you for your confidence in us and for investing with T. Rowe Price.

Respectfully submitted,

Mark J. Vaselkiv
Chairman of the fund’s Investment Advisory Committee

June 5, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

GLOSSARY

Basis point: One one-hundredth of one percentage point, or 0.01%.

Credit Suisse High Yield Index: An index that tracks the performance of domestic noninvestment-grade corporate bonds.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed income investment. It is used to measure a bond’s or bond fund’s sensitivity to interest rate changes. For example, a fund with a three-year duration would fall about 3% in price in response to a one-percentage-point increase in interest rates, and vice versa. Modified duration provides a more accurate estimate of the fund’s price sensitivity based solely on changes in real interest rates.

Federal funds rate (or target rate): The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Portfolio Highlights

TWENTY-FIVE LARGEST ISSUERS

	Percent of Net Assets 5/31/15
Liberty Global	2.0%
Valeant Pharmaceuticals	1.3
First Data	1.3
T-Mobile USA	1.2
Sprint	1.1
NRG Energy	1.0
Charter Communications	1.0
Univision Communications	1.0
Chrysler	1.0
Wind Acquisition	0.9
Seven Generations Energy	0.8
Community Health Systems	0.8
iHeart Communications	0.8
Rosetta Resources	0.7
Dollar Tree	0.7
Asurion	0.7
Arqiva Broadcasting	0.7
Reynolds Group	0.7
Altice	0.7
Murray Energy	0.7
Rite Aid	0.7
Digicel Group	0.6
Sabine Pass	0.6
Sirius Satellite Radio	0.6
Level 3 Communications	0.6
Total	22.2%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio. Holdings of the issuers are combined and may be shown in the Portfolio of Investments under their subsidiaries.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	Year Ended 5/31/15	5/31/14	5/31/13	5/31/12	5/31/11
NET ASSET VALUE					
Beginning of period	$ 7.30	$ 7.19	$ 6.61	$ 6.97	$ 6.39
Investment activities					
Net investment income[1]	0.40	0.43	0.44	0.49	0.52
Net realized and unrealized gain / loss	(0.27)	0.12	0.60	(0.35)	0.59
Total from investment activities	0.13	0.55	1.04	0.14	1.11
Distributions					
Net investment income	(0.41)	(0.43)	(0.46)	(0.50)	(0.52)
Net realized gain	(0.09)	(0.01)	–	–	(0.01)
Total distributions	(0.50)	(0.44)	(0.46)	(0.50)	(0.53)
NET ASSET VALUE					
End of period	**$ 6.93**	**$ 7.30**	**$ 7.19**	**$ 6.61**	**$ 6.97**

Ratios/Supplemental Data

Total return[2]	**2.01%**	**8.02%**	**16.14%**	**2.24%**	**17.97%**
Ratio of total expenses to average net assets	0.74%	0.75%	0.74%	0.75%	0.74%
Ratio of net investment income to average net assets	5.79%	5.96%	6.40%	7.40%	7.70%
Portfolio turnover rate	59.2%	55.9%	79.9%	63.0%	75.4%
Net assets, end of period (in millions)	$ 9,317	$ 9,144	$ 8,211	$ 7,617	$ 6,954

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Advisor Class

	Year Ended 5/31/15	5/31/14	5/31/13	5/31/12	5/31/11
NET ASSET VALUE					
Beginning of period	$ 7.28	$ 7.17	$ 6.59	$ 6.95	$ 6.38
Investment activities					
Net investment income[(1)]	0.39	0.41	0.43	0.47	0.50
Net realized and unrealized gain / loss	(0.27)	0.13	0.59	(0.35)	0.59
Total from investment activities	0.12	0.54	1.02	0.12	1.09
Distributions					
Net investment income	(0.40)	(0.42)	(0.44)	(0.48)	(0.51)
Net realized gain	(0.09)	(0.01)	–	–	(0.01)
Total distributions	(0.49)	(0.43)	(0.44)	(0.48)	(0.52)
NET ASSET VALUE					
End of period	**$ 6.91**	**$ 7.28**	**$ 7.17**	**$ 6.59**	**$ 6.95**

Ratios/Supplemental Data					
Total return[(2)]	**1.77%**	**7.78%**	**15.87%**	**2.00%**	**17.56%**
Ratio of total expenses to average net assets	0.99%	1.00%	1.02%	1.00%	0.98%
Ratio of net investment income to average net assets	5.55%	5.75%	6.22%	7.17%	7.42%
Portfolio turnover rate	59.2%	55.9%	79.9%	63.0%	75.4%
Net assets, end of period (in millions)	$ 1,113	$ 1,001	$ 1,023	$ 1,557	$ 1,590

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	Par/Shares	$ Value
CORPORATE BONDS 85.0%		
Aerospace & Defense 0.7%		
Bombardier, 5.50%, 9/15/18 (1)	46,200	45,911
Ducommun, 9.75%, 7/15/18	10,000	10,588
Transdigm, 6.50%, 7/15/24	9,775	9,922
Transdigm, 6.50%, 5/15/25 (1)	9,825	10,058
		76,479
Airlines 1.3%		
Air Canada, 7.75%, 4/15/21 (1)	17,662	18,992
Allegiant Travel, 5.50%, 7/15/19	4,075	4,177
American Airlines, 5.50%, 10/1/19 (1)	22,425	22,649
American Airlines, 5.625%, 1/15/21 (1)	3,581	3,734
American Airlines, 6.125%, 7/15/18 (1)	9,125	9,467
Continental Airlines, 6.125%, 4/29/18	16,700	17,493
United Airlines Pass-Through Trust, 4.625%, 3/3/24	3,720	3,832
United Continental Holdings, 6.00%, 12/1/20	18,725	19,450
United Continental Holdings, 6.375%, 6/1/18	16,261	17,074
US Airways, 6.125%, 6/1/18	20,705	21,430
		138,298
Automotive 2.7%		
Affinia, 7.75%, 5/1/21	6,825	7,124
Chrysler, 8.25%, 6/15/21	92,175	101,738
Gestamp Funding Luxembourg, 5.625%, 5/31/20 (1)	14,875	15,396
Group 1 Automotive, 5.00%, 6/1/22 (1)	10,450	10,515
Jaguar Land Rover, 5.625%, 2/1/23 (1)	21,900	23,323
Metaldyne, 7.375%, 10/15/22 (1)	19,225	20,619
Navistar International, 8.25%, 11/1/21	16,615	16,615
Nexteer Auto, 5.875%, 11/15/21 (1)	21,725	22,594
Penske Automotive, 5.75%, 10/1/22	11,675	12,376

Pittsburgh Glass, 8.00%, 11/15/18 (1)	7,605	8,042
Schaeffler Holding Finance, PIK, 6.25%, 11/15/19 (1)	7,525	7,986
Schaeffler Holding Finance, PIK, 6.875%, 8/15/18 (1)	12,225	12,701
ZF North American Capital, 4.00%, 4/29/20 (1)	25,050	25,488
		284,517
Banking 0.6%		
Goldman Sachs, VR, 5.375%, 12/29/49	25,075	25,012
JPMorgan Chase, VR, 5.30%, 12/29/49	18,550	18,597
Sberbank of Russia, 5.18%, 6/28/19	8,965	8,962
Turkiye Vakiflar Bankasi, VR, 6.875%, 2/3/25	10,000	9,997
		62,568
Broadcasting 3.9%		
AMC Networks, 4.75%, 12/15/22	10,763	10,978
CBS Outdoor, 5.25%, 2/15/22	13,600	14,059
Clear Channel Worldwide, 6.50%, 11/15/22	24,750	26,204
Clear Channel Worldwide, 6.50%, 11/15/22	2,635	2,760
Cumulus Media, 7.75%, 5/1/19	5,150	4,854
Gannett, 5.125%, 10/15/19	9,400	9,823
Gannett, 6.375%, 10/15/23	13,050	13,866
iHeartCommunications, 9.00%, 12/15/19	27,989	27,499
iHeartCommunications, 10.00%, 1/15/18	24,600	21,279
Lamar Media, 5.875%, 2/1/22	12,226	12,899
MDC Partners, 6.75%, 4/1/20 (1)	39,036	38,743
Outfront Media, 5.625%, 2/15/24 (1)	6,350	6,668
Polish Television Holding, PIK, 11.00%, 1/15/21 (EUR)(1)	20,800	27,756
Sinclair Television Group, 6.125%, 10/1/22	16,675	17,592
Sirius XM Radio, 5.75%, 8/1/21 (1)	62,535	65,036
Starz, 5.00%, 9/15/19	13,315	13,665

Townsquare Media, 6.50%, 4/1/23 (1)	12,650	12,618
Univision Communications, 5.125%, 5/15/23 (1)	23,787	23,847
Univision Communications, 5.125%, 2/15/25 (1)	35,125	34,949
Univision Communications, 6.75%, 9/15/22 (1)	25,143	27,217
		412,312
Building & Real Estate 2.3%		
Agile Property Holdings, 8.375%, 2/18/19	10,000	10,013
CCRE, 7.75%, 2/15/18 (1)	13,900	14,578
CIFI Holdings Group, 12.25%, 4/15/18	10,000	10,950
DAMAC Real Estate Development, 4.97%, 4/9/19	10,000	9,510
Greystar Real Estate Partners, 8.25%, 12/1/22 (1)	10,075	10,679
Howard Hughes, 6.875%, 10/1/21 (1)	33,150	34,849
Hunt, 9.625%, 3/1/21 (1)	15,000	15,731
Jeffries Loancore, 6.875%, 6/1/20 (1)	19,630	19,041
Ladder Capital Finance, 5.875%, 8/1/21 (1)	9,825	9,506
Ladder Capital Finance, 7.375%, 10/1/17	11,475	11,963
Realogy, 5.25%, 12/1/21 (1)	12,700	12,986
Realogy, 9.00%, 1/15/20 (1)	3,587	3,874
RPG Byty, 6.75%, 5/1/20 (EUR)(1)	10,600	12,313
Shea Homes, 5.875%, 4/1/23 (1)	10,450	10,750
Taylor Morrison Communities, 5.875%, 4/15/23 (1)	12,800	12,976
William Lyon Homes, 7.00%, 8/15/22	19,525	20,282
William Lyon Homes, 8.50%, 11/15/20	20,400	22,159
		242,160
Building Products 1.8%		
Builders FirstSource, 7.625%, 6/1/21 (1)	14,322	15,020
James Hardie, 5.875%, 2/15/23 (1)	13,350	13,951
Masonite International, 5.625%, 3/15/23 (1)	8,350	8,632

NCI Building Systems, 8.25%, 1/15/23 (1)	11,125	11,820
Reliance Intermediate, 6.50%, 4/1/23 (1)	22,025	23,025
RSI Home Products, 6.50%, 3/15/23 (1)	22,350	22,965
Spring Industries, 6.25%, 6/1/21	21,593	21,269
Summit Materials, 10.50%, 1/31/20	11,802	12,894
USG, 5.875%, 11/1/21 (1)	4,525	4,847
USG, STEP, 9.75%, 1/15/18	28,550	32,868
Vulcan Materials, 7.50%, 6/15/21	17,875	21,271
Xella Holdco Finance, PIK, 9.125%, 9/15/18 (EUR)(1)	1,099	1,262
		189,824
Cable Operators 6.7%		
Adria Bidco, 7.875%, 11/15/20 (EUR)(1)	11,350	13,396
Adria Bidco, 7.875%, 11/15/20 (EUR)(1)	4,050	4,767
Altice, 7.625%, 2/15/25 (1)	38,755	38,271
Altice, 7.75%, 5/15/22 (1)	21,450	21,664
Altice Financing, 6.625%, 2/15/23 (1)	15,925	16,462
Altice Finco, 8.125%, 1/15/24 (1)	14,900	15,831
Altice Finco, 9.875%, 12/15/20 (1)	18,205	20,208
B Communications, 7.375%, 2/15/21 (1)	26,344	28,069
Cequel Communications, 5.125%, 12/15/21 (1)	15,913	15,018
Cequel Communications, 5.125%, 12/15/21 (1)	17,950	16,963
Cequel Communications, 6.375%, 9/15/20 (1)	25,125	25,596
Charter Communications Holdings, 5.125%, 2/15/23	17,375	17,462
Charter Communications Holdings, 5.125%, 5/1/23 (1)	34,675	34,935
Charter Communications Holdings, 5.25%, 9/30/22	10,850	11,081
Charter Communications Holdings, 5.75%, 9/1/23	12,785	13,169
Charter Communications Holdings, 6.625%, 1/31/22	27,425	29,139
Dish DBS, 5.125%, 5/1/20	17,675	18,095

Dish DBS, 5.875%, 7/15/22	19,290	19,628
Dish DBS, 6.75%, 6/1/21	6,825	7,303
Lynx II, 7.00%, 4/15/23 (GBP)(1)	13,950	22,951
Mediacom Broadband, 6.375%, 4/1/23	15,140	15,746
Netflix, 5.375%, 2/1/21	19,100	19,912
Numericable, 6.25%, 5/15/24 (1)	38,175	38,652
UnityMedia, 5.00%, 1/15/25 (1)	23,900	23,604
UnityMedia KabelBW, 6.125%, 1/15/25 (1)	19,475	20,166
UPC Holdings, 6.75%, 3/15/23 (CHF)(1)	17,275	20,172
UPC Holdings, 6.75%, 3/15/23 (EUR)(1)	9,300	11,229
UPCB Finance, 6.875%, 1/15/22 (1)	11,880	12,742
Virgin Media Finance, 6.00%, 10/15/24 (1)	9,975	10,349
Virgin Media Secured Finance, 5.25%, 1/15/26 (1)	9,350	9,338
VTR Finance, 6.875%, 1/15/24 (1)	41,675	43,498
WaveDivision Escrow, 8.125%, 9/1/20 (1)	5,250	5,539
WideOpenWest Finance, 10.25%, 7/15/19	15,651	16,747
WideOpenWest Finance, 13.375%, 10/15/19	22,625	24,887
Ziggo Bond, 7.125%, 5/15/24 (EUR)(1)	16,775	20,771
Ziggo Finance, 5.875%, 1/15/25 (1)	11,125	11,292
		694,652
Chemicals 2.3%		
Ciech Group Financing, 9.50%, 11/30/19 (EUR)(1)	12,525	15,232
Consolidated Energy Finance, 6.75%, 10/15/19 (1)	26,030	26,941
DuPont Coatings, 7.375%, 5/1/21 (1)	7,800	8,463
Hexion, 10.00%, 4/15/20 (1)	7,700	8,162
Hexion U.S. Finance/Nova Scotia, 6.625%, 4/15/20	18,225	17,177
Hexion U.S. Finance/Nova Scotia, 8.875%, 2/1/18	28,875	26,493
INEOS Group Holdings, 6.125%, 8/15/18 (1)	12,425	12,751

Kerling, 10.625%, 2/1/17 (EUR)(1)	16,025	18,104
Momentive Performance, EC, 3.88%, 10/24/21	27,416	24,674
Momentive Performance, EC, 8.875%, 10/15/20 (2)(3)	27,416	—
Platform Specialty Products, 6.50%, 2/1/22 (1)	17,875	18,769
PQ, 8.75%, 11/1/18 (1)	28,020	29,001
Rayonier Advanced Materials, 5.50%, 6/1/24 (1)	23,700	21,271
Trinseo Materials Operating, 6.375%, 5/1/22 (EUR)(1)	4,675	5,308
Trinseo Materials Operating, 6.75%, 5/1/22 (1)	6,700	6,826
		239,172
Consumer Products 1.5%		
24 Hour Fitness Worldwide, 8.00%, 6/1/22 (1)	15,100	12,193
Activision Blizzard, 6.125%, 9/15/23 (1)	12,177	13,425
Avon Products, VR, 5.75%, 3/15/23	22,000	19,360
Dometic Group, PIK, 9.50%, 6/26/19 (EUR)(1)	18,150	20,147
Energizer Spinco, 5.50%, 6/15/25 (1)	11,050	11,032
Levi Strauss, 6.875%, 5/1/22	11,050	12,127
Quiksilver, 10.00%, 8/1/20	14,755	9,351
Spectrum Brands, 5.75%, 7/15/25 (1)	23,050	23,684
Spectrum Brands, 6.625%, 11/15/22	5,525	5,912
Sun Products, 7.75%, 3/15/21 (1)	21,415	19,434
Wolverine World Wide, 6.125%, 10/15/20	5,750	6,138
		152,803
Container 1.8%		
Ardagh Finance, PIK, 8.625%, 6/15/19 (1)	14,799	15,180
Ardagh Packing Finance, 6.25%, 1/31/19 (1)	2,000	2,043
Ardagh Packing Finance, 7.00%, 11/15/20 (1)	16,414	16,907
Beverage Packaging Holdings, 5.625%, 12/15/16 (1)	11,125	11,195
Beverage Packaging Holdings, 6.00%, 6/15/17 (1)	18,600	18,786

Bormioli Rocco, 10.00%, 8/1/18 (EUR)(1)	16,925	19,336
Consolidated Container, 10.125%, 7/15/20 (1)	20,125	17,911
Exopack, 10.00%, 6/1/18 (1)	9,990	10,502
Onex Wizard, 7.75%, 2/15/23 (EUR)(1)	22,200	25,913
Reynolds Group Holdings, 8.25%, 2/15/21	27,650	29,136
Reynolds Group Holdings, 9.875%, 8/15/19	9,454	10,033
Tekni-Plex, 9.75%, 6/1/19 (1)	7,274	7,801
		184,743

Energy 12.1%

Antero Resources Finance, 6.00%, 12/1/20	23,550	24,139
Atwood Oceanics, 6.50%, 2/1/20	25,500	24,926
Bill Barrett, 7.00%, 10/15/22	4,969	4,571
Bill Barrett, 7.625%, 10/1/19	22,543	21,810
Canbriam Energy, 9.75%, 11/15/19 (1)	21,100	21,786
CGG Veritas, 6.50%, 6/1/21	1,310	1,114
CGG Veritas, 6.875%, 1/15/22	39,391	33,482
Chesapeake Energy, 5.375%, 6/15/21	14,425	14,173
Chesapeake Energy, 5.75%, 3/15/23	13,515	13,346
Compagnie Generale de Geophysique, 7.75%, 5/15/17	9,782	9,586
Comstock Resources, 10.00%, 3/15/20 (1)	15,300	14,764
Concho Resources, 5.50%, 4/1/23	31,336	31,806
Concho Resources, 7.00%, 1/15/21	15,750	16,616
CrownRock, 7.125%, 4/15/21 (1)	10,275	10,712
CrownRock, 7.75%, 2/15/23 (1)	23,525	25,113
Denbury Resources, 5.50%, 5/1/22	19,500	18,720
Energy XXI Gulf Coast, 11.00%, 3/15/20 (1)	16,825	15,437
EPL Oil & Gas, 8.25%, 2/15/18	12,100	8,409
Exterran Holdings, 7.25%, 12/1/18	19,100	19,721

Exterran Partners, 6.00%, 4/1/21	5,675	5,533
Exterran Partners, 6.00%, 10/1/22	10,425	10,112
Ferellgas, 6.50%, 5/1/21	9,729	9,899
Gulfport Energy, 6.625%, 5/1/23 (1)	5,500	5,610
Halcon Resources, 8.625%, 2/1/20 (1)	12,075	12,256
Hercules Offshore, 8.75%, 7/15/21 (1)	32,525	10,571
Hercules Offshore, 10.25%, 4/1/19 (1)	550	186
Infinis, 7.00%, 2/15/19 (GBP)(1)	12,175	19,585
Markwest Energy Partners, 4.50%, 7/15/23	24,225	23,922
Matador Resources, 6.875%, 4/15/23 (1)	42,325	43,489
Newfield Exploration, 5.375%, 1/1/26	9,300	9,625
Newfield Exploration, 5.625%, 7/1/24	3,000	3,157
Newfield Exploration, 5.75%, 1/30/22	15,550	16,405
NGL Energy, 5.125%, 7/15/19	5,100	5,062
Oasis Petroleum, 6.50%, 11/1/21	6,075	6,121
Oasis Petroleum, 6.875%, 3/15/22	9,325	9,535
Oasis Petroleum, 6.875%, 1/15/23	5,925	6,014
Oasis Petroleum, 7.25%, 2/1/19	3,825	3,930
Pacific Drilling, 7.25%, 12/1/17 (1)	300	276
Pacific Rubiales Energy, 5.125%, 3/28/23 (1)	1,650	1,337
Pacific Rubiales Energy, 5.375%, 1/26/19 (1)	32,925	29,838
Pacific Rubiales Energy, 5.625%, 1/19/25 (1)	23,300	18,756
Pacific Rubiales Energy, 7.25%, 12/12/21 (1)	9,950	9,303
Parker Drilling, 6.75%, 7/15/22	12,011	10,390
Parker Drilling, 7.50%, 8/1/20	3,565	3,280
Parsley Energy, 7.50%, 2/15/22 (1)	31,550	32,891
Penn Virginia, 7.25%, 4/15/19	22,515	20,095
Penn Virginia, 8.50%, 5/1/20	21,100	19,992
Precision Drilling, 6.625%, 11/15/20	19,225	19,033

PVR Partners, 6.50%, 5/15/21	1,879	2,008
Range Resources, 4.875%, 5/15/25 (1)	24,750	24,750
Range Resources, 5.00%, 8/15/22	7,200	7,164
Range Resources, 5.00%, 3/15/23	14,325	14,289
Rosetta Resources, 5.875%, 6/1/22	13,425	14,398
Rosetta Resources, 5.875%, 6/1/24	55,200	59,892
Sabine Pass Liquefaction, 5.625%, 2/1/21	23,873	24,649
Sabine Pass Liquefaction, 5.75%, 5/15/24	17,625	17,933
Sabine Pass Liquefaction, 6.25%, 3/15/22	9,402	9,896
Sabine Pass Liquefaction, VR, 5.625%, 4/15/23	12,950	13,177
Sandridge Energy, 7.50%, 3/15/21	16,125	9,191
Sandridge Energy, 8.75%, 6/1/20 (1)	17,750	17,595
Seadrill, STEP, 6.125%, 9/15/17 (1)	16,920	15,059
SESI, 7.125%, 12/15/21	36,400	39,312
Seven Generations Energy, 6.75%, 5/1/23 (1)	17,125	17,305
Seven Generations Energy, 8.25%, 5/15/20 (1)	42,568	45,614
SM Energy, 5.00%, 1/15/24	24,700	24,206
SM Energy, 5.625%, 6/1/25	6,050	6,095
SM Energy, 6.50%, 1/1/23	17,339	18,033
SM Energy, 6.625%, 2/15/19	8,950	9,218
Targa Resources, 4.25%, 11/15/23	41,405	39,749
Targa Resources, 5.00%, 1/15/18 (1)	13,750	14,266
Targa Resources, 5.25%, 5/1/23	2,800	2,835
Tervita, 8.00%, 11/15/18 (1)	32,725	31,017
Tervita, 10.875%, 2/15/18 (1)	18,829	13,563
Whiting Petroleum, 6.25%, 4/1/23 (1)	32,800	33,702
WPX Energy, 5.25%, 9/15/24	5,200	4,940
WPX Energy, 6.00%, 1/15/22	41,035	41,240
		1,267,530

Entertainment & Leisure 1.4%		
Cedar Fair/Canada's Wonderland, 5.25%, 3/15/21	13,875	14,447
Cedar Fair/Canada's Wonderland, 5.375%, 6/1/24	5,000	5,213
DreamWorks Animation, 6.875%, 8/15/20 (1)	17,100	17,100
NCL, 5.25%, 11/15/19 (1)	14,650	15,144
Regal Entertainment, 5.75%, 3/15/22	36,675	37,684
Regal Entertainment, 5.75%, 6/15/23	2,800	2,835
Six Flags, 5.25%, 1/15/21 (1)	18,475	19,075
WMG Acquisition, 6.00%, 1/15/21 (1)	18,510	19,112
WMG Acquisition, 6.75%, 4/15/22 (1)	15,025	14,612
		145,222
Financial 5.6%		
A-S Co-Issuer Subsidiary, 7.875%, 12/15/20 (1)	23,425	24,069
Aircastle, 5.50%, 2/15/22	13,000	13,796
Compass Investors, 7.75%, 1/15/21 (1)	42,684	43,484
E*Trade Financial, 5.375%, 11/15/22	14,700	15,325
Harbinger Group, 7.75%, 1/15/22	10,750	10,495
Harbinger Group, 7.875%, 7/15/19	21,425	22,630
Hockey Merger, 7.875%, 10/1/21 (1)	22,625	23,247
HRG Group, 7.75%, 1/15/22 (1)	4,225	4,125
HRG Group, 7.875%, 7/15/19 (1)	6,650	7,024
HSBK, 7.25%, 5/3/17 (1)	22,045	22,872
HSBK, 7.25%, 1/28/21 (1)	2,980	3,108
Hub Holdings, PIK, 8.125%, 7/15/19 (1)	10,747	10,693
Icahn Enterprises, 6.00%, 8/1/20	33,800	36,335
iStar Financial, 5.00%, 7/1/19	16,450	16,327
iStar Financial, 7.125%, 2/15/18	7,125	7,624
National Finance Partners, 9.00%, 7/15/21 (1)	24,390	24,695

NationStar Mortgage, 6.50%, 7/1/21	42,960	41,671
NationStar Mortgage, 7.875%, 10/1/20	2,997	3,034
Navient, 5.00%, 10/26/20	24,570	24,570
Navient, 5.875%, 3/25/21	14,600	14,691
Neuberger Berman, 5.875%, 3/15/22 (1)	11,800	12,685
Ocwen Financial, 6.625%, 5/15/19	37,000	34,965
OneMain Financial Holdings, 6.75%, 12/15/19 (1)	14,450	15,498
Provident Funding, 6.75%, 6/15/21 (1)	52,209	50,382
Quicken Loans, 5.75%, 5/1/25 (1)	27,025	27,059
Sberbank of Russia, 5.125%, 10/29/22 (1)	9,645	8,762
Sberbank of Russia, 6.125%, 2/7/22 (1)	6,860	6,894
Springleaf Finance, 5.25%, 12/15/19	20,175	20,352
Thornburg Mortgage, PIK, 12.00%, 3/31/16 Acquisition Date: 9/30/08, Cost $625 (2)(3)(4)(5)	625	—
Thornburg Mortgage, VR, 12.00%, 3/31/16 Acquisition Date: 9/30/08-2/9/11, Cost $5,601 (1)(2)(3)(4)(5)	6,867	—
Walter Investment Management, 7.875%, 12/15/21	42,735	39,637
		586,049
Food/Tobacco 1.3%		
Bumble Bee Foods, 9.00%, 12/15/17 (1)	8,625	9,056
CEDC Finance, STEP, 10.00%, 4/30/18	10,249	9,557
Cott Beverages, 6.75%, 1/1/20 (1)	11,850	12,457
Darling International, 5.375%, 1/15/22	1,615	1,625
Dean Foods, 6.50%, 3/15/23 (1)	22,175	23,007
ESAL, 6.25%, 2/5/23 (1)	9,600	9,792
JBS Investments, 7.75%, 10/28/20 (1)	6,720	7,493
JBS USA, 5.875%, 7/15/24 (1)	18,125	18,669
Minerva Luxembourg, 12.25%, 2/10/22 (1)	5,900	6,574
Post Holdings, 6.00%, 12/15/22 (1)	9,050	8,507

Wynn Macau, 5.25%, 10/15/21 (1)	1,200	1,173
		246,051
Health Care 6.4%		
Capella Healthcare, 9.25%, 7/1/17	17,150	17,622
Capsugel, PIK, 7.00%, 5/15/19 (1)	21,500	21,970
Community Health Systems, 6.875%, 2/1/22	44,750	47,827
Community Health Systems, 7.125%, 7/15/20	20,400	21,751
Community Health Systems, 8.00%, 11/15/19	13,375	14,211
Concordia Healthcare, 7.00%, 4/15/23 (1)	17,425	17,534
Crimson Merger, 6.625%, 5/15/22 (1)	25,300	22,169
DJO Finco, 8.125%, 6/15/21 (1)	20,950	21,578
Endo Finance, 6.00%, 2/1/25 (1)	16,325	16,529
Fresenius Medical Care, 5.875%, 1/31/22 (1)	6,025	6,522
HCA, 5.375%, 2/1/25	17,250	17,767
HCA, 6.25%, 2/15/21	14,150	15,424
Holding Medi-Partenaires, 7.00%, 5/15/20 (EUR)(1)	14,100	16,497
IASIS Healthcare, 8.375%, 5/15/19	22,990	23,967
Jaguar Holding, 9.50%, 12/1/19 (1)	19,475	20,936
Jaguar Holding, PIK, 9.375%, 10/15/17 (1)	11,950	12,249
JLL/Delta Dutch Newco, 7.50%, 2/1/22 (1)	14,725	15,424
JLL/Delta Dutch Pledgeco, PIK, 8.75%, 5/1/20 (1)	14,725	14,909
Kindred Escrow II, 8.00%, 1/15/20 (1)	11,100	11,988
MPT Operating Partnership, 6.375%, 2/15/22	7,050	7,596
MPT Operating Partnership, 6.875%, 5/1/21	14,700	15,747
Omega Healthcare Investors, 5.875%, 3/15/24	18,145	19,415
Opal Acquisition, 8.875%, 12/15/21 (1)	17,675	17,410
PAR Pharmaceuticals, 7.375%, 10/15/20	6,325	6,776
PRA Holdings, 9.50%, 10/1/23 (1)	3,300	3,721

Select Medical, 6.375%, 6/1/21	15,975	16,055
Tenent Healthcare, 8.125%, 4/1/22	17,350	19,042
Truven Health Analytics, 10.625%, 6/1/20	13,200	13,893
Universal Hospital, 7.625%, 8/15/20	33,975	31,597
Valeant Pharmaceuticals, 5.375%, 3/15/20 (1)	44,800	46,480
Valeant Pharmaceuticals, 5.875%, 5/15/23 (1)	17,400	18,031
Valeant Pharmaceuticals, 6.125%, 4/15/25 (1)	20,625	21,476
Valeant Pharmaceuticals, 6.375%, 10/15/20 (1)	49,950	53,134
WellCare Health Plans, 5.75%, 11/15/20	18,275	19,234
		666,481
Information Technology 2.6%		
Alcatel-Lucent USA, 6.75%, 11/15/20 (1)	9,290	9,847
Alcatel-Lucent USA, 8.875%, 1/1/20 (1)	11,611	12,743
Ancestry.com, 11.00%, 12/15/20	12,450	14,193
Ancestry.com, PIK, 9.625%, 10/15/18 (1)	27,525	28,420
Avaya, 7.00%, 4/1/19 (1)	3,100	3,081
Avaya, 10.50%, 3/1/21 (1)	17,225	14,749
BCP Singapore VI Cayman Financing, 8.00%, 4/15/21 (1)	8,950	9,048
BMC Software, 7.25%, 6/1/18	5,525	5,345
BMC Software, 8.125%, 7/15/21 (1)	17,000	15,364
Commscope Tech Finance, 6.00%, 6/15/25 (1)	21,600	21,870
Dell, 4.625%, 4/1/21	3,297	3,305
Eagle Midco, PIK, 9.00%, 6/15/18 (1)	20,975	21,395
Epicor Software, 8.625%, 5/1/19	14,035	14,640
Goodman Networks, 12.125%, 7/1/18	19,700	17,533
Infor Software, PIK, 7.125%, 5/1/21 (1)	29,275	29,641
Infor US, 6.50%, 5/15/22 (1)	23,875	24,800
NXP, 5.75%, 2/15/21 (1)	8,950	9,420

NXP, 5.75%, 3/15/23 (1)	10,900	11,609
Project Homestake Merger, 8.875%, 3/1/23 (1)	7,650	7,640
		274,643
Lodging 0.1%		
Playa Resorts, 8.00%, 8/15/20 (1)	14,700	15,288
		15,288
Manufacturing 1.5%		
Apex Tool, 7.00%, 2/1/21 (1)	28,262	25,754
Gardner Denver, 6.875%, 8/15/21 (1)	40,955	38,037
Hamilton Sundstrand, 7.75%, 12/15/20 (1)	23,975	21,997
Kraussmaffei, 8.75%, 12/15/20 (EUR)(1)	11,588	13,904
Manitowoc, 5.875%, 10/15/22	11,025	11,934
Mcron Finance, 7.75%, 2/15/21 (1)	16,350	16,922
Terex, 6.00%, 5/15/21	27,550	27,825
Terex, 6.50%, 4/1/20	4,350	4,557
		160,930
Metals & Mining 3.8%		
AK Steel, 7.625%, 10/1/21	26,150	21,704
AK Steel, 8.375%, 4/1/22	12,350	10,652
Aleris International, 7.625%, 2/15/18	8,775	9,104
Aleris International, 7.875%, 11/1/20	17,025	17,536
ArcelorMittal, VR, 10.60%, 6/1/19	14,000	17,010
Bluescope Steel, 7.125%, 5/1/18 (1)	16,925	17,475
CONSOL Energy, 5.875%, 4/15/22	31,425	29,461
CONSOL Energy, 8.00%, 4/1/23 (1)	14,425	14,894
Eldorado Gold, 6.125%, 12/15/20 (1)	19,250	19,057
First Quantum Minerals, 7.25%, 10/15/19 (1)	5,300	5,353

First Quantum Minerals, 7.25%, 5/15/22 (1)	21,700	20,968
Lundin Mining, 7.50%, 11/1/20 (1)	19,125	20,565
Murray Energy, 11.25%, 4/15/21 (1)	51,325	49,400
Novelis, 8.75%, 12/15/20	12,045	12,798
Nyrstar Netherlands, 8.50%, 9/15/19 (EUR)(1)	19,150	22,257
Peabody Energy, 6.00%, 11/15/18	26,525	19,032
Ryerson, 9.00%, 10/15/17	20,800	21,164
Ryerson, 11.25%, 10/15/18	13,826	13,549
SunCoke Energy Partners, 7.375%, 2/1/20 (1)	12,545	12,921
SunCoke Energy Partners, 7.375%, 2/1/20 (1)	8,725	8,987
Vedanta Resources, 6.00%, 1/31/19 (1)	14,550	13,677
Vedanta Resources, 8.25%, 6/7/21 (1)	18,175	17,971
		395,535
Other Telecommunications 2.1%		
Banglalink Digital, 8.625%, 5/6/19 (1)	10,000	10,400
CenturyLink, 5.625%, 4/1/20	34,975	36,610
DuPont Fabros Technology, 5.875%, 9/15/21	17,380	18,075
EarthLink, 7.375%, 6/1/20	6,787	7,084
Equinix, 5.375%, 1/1/22	13,325	13,825
Equinix, 5.375%, 4/1/23	18,900	19,467
Equinix, 5.75%, 1/1/25	7,300	7,537
Level 3 Financing, 5.625%, 2/1/23 (1)	6,775	6,927
Level 3 Financing, 6.125%, 1/15/21	3,850	4,081
Level 3 Financing, 7.00%, 6/1/20	18,075	19,363
Level 3 Financing, 8.625%, 7/15/20	21,575	23,301
Play Topco, PIK, 7.75%, 2/28/20 (EUR)(1)	17,150	19,566
Telecom Italia, 6.375%, 6/24/19 (GBP)	17,800	30,207
		216,443

Publishing 0.4%		
Dex Media, PIK, 14.00%, 1/29/17	16,083	3,532
Harland Clarke, 6.875%, 3/1/20 (1)	6,800	6,834
MHGE Parent, PIK, 8.50%, 8/1/19 (1)	6,350	6,493
Time, 5.75%, 4/15/22 (1)	15,000	14,681
Trader, 9.875%, 8/15/18 (1)	13,200	13,988
		45,528
Real Estate Investment Trust Securities 0.3%		
CB Richards, 5.00%, 3/15/23	29,850	30,783
		30,783
Restaurants 0.4%		
Burger King, 4.625%, 1/15/22 (1)	13,125	13,141
PF Chang's China Bistro, 10.25%, 6/30/20 (1)	16,450	17,088
Seminole Hard Rock, 5.875%, 5/15/21 (1)	12,740	12,867
		43,096
Retail 3.0%		
99 Cents Only Stores, 11.00%, 12/15/19	12,519	13,067
Academy, 9.25%, 8/1/19 (1)	9,904	10,498
Academy Finance, PIK, 8.00%, 6/15/18 (1)	12,072	12,208
Alphabet Holding, PIK, 7.75%, 11/1/17	19,325	19,567
Argos Merger, 7.125%, 3/15/23 (1)	21,075	22,313
Chinos Intermediate Holdings, PIK, 7.75%, 5/1/19 (1)	11,225	9,611
Claire's Stores, 9.00%, 3/15/19 (1)	15,825	14,025
David's Bridal, 7.75%, 10/15/20 (1)	19,775	17,180
Dollar Tree, 5.25%, 3/1/20 (1)	7,600	7,989
Dollar Tree, 5.75%, 3/1/23 (1)	46,025	48,441
Guitar Center Management, 6.50%, 4/15/19 (1)	23,075	20,912

Jo-Ann Stores, 8.125%, 3/15/19 (1)	24,366	23,787
Linens-N-Things, VR, 8.338%, 1/15/16 (2)(3)(5)	9,800	—
Maisons du Monde, 9.00%, 8/1/20 (EUR)(1)	17,040	20,145
Matalan Finance, 6.875%, 6/1/19 (GBP)(1)	18,450	29,014
Men's Wearhouse, 7.00%, 7/1/22 (1)	10,000	10,625
Michaels Stores, 5.875%, 12/15/20 (1)	23,475	24,825
New Look Bondco, 8.375%, 5/14/18 (1)	8,875	9,252
		313,459
Satellites 0.9%		
Hughes Satellite Systems, 6.50%, 6/15/19	19,125	21,038
Hughes Satellite Systems, 7.625%, 6/15/21	21,275	23,881
Intelsat Jackson Holdings, 5.50%, 8/1/23	24,800	22,816
Intelsat Jackson Holdings, 6.625%, 12/15/22	23,825	22,157
		89,892
Services 5.9%		
Abengoa Greenfield, 6.50%, 10/1/19 (1)	8,950	8,547
Alliance Data Systems, 5.375%, 8/1/22 (1)	15,800	15,958
Alliance Data Systems, 6.375%, 4/1/20 (1)	16,250	16,941
Aramark, 5.75%, 3/15/20	9,200	9,602
Ashtead Capital, 6.50%, 7/15/22 (1)	13,725	14,771
Aston Escrow, 9.50%, 8/15/21 (1)	18,625	11,827
Blueline Rental Finance, 7.00%, 2/1/19 (1)	11,775	12,158
Brakes Capital, 7.125%, 12/15/18 (GBP)(1)	5,975	9,455
CAR, 6.125%, 2/4/20 (1)	10,295	10,630
CDW, 6.00%, 8/15/22	21,975	23,623
Clean Harbors, 5.125%, 6/1/21	8,850	8,983
CoreLogic, 7.25%, 6/1/21	20,480	21,837
Europcar Groupe, 5.75%, 6/15/22 (EUR)(1)	10,225	11,459

Europcar Groupe, 11.50%, 5/15/17 (EUR)(1)	14,350	17,669
First Data, 6.75%, 11/1/20 (1)	31,704	33,725
First Data, 12.625%, 1/15/21	83,050	97,376
FTI Consulting, 6.00%, 11/15/22	8,575	9,122
FTI Consulting, 6.75%, 10/1/20	7,575	7,935
H&E Equipment Services, 7.00%, 9/1/22	9,950	10,510
HD Supply, 5.25%, 12/15/21 (1)	20,075	20,953
IGLOO, PIK, 8.25%, 12/15/17 (1)	10,725	10,886
Interline Brands, PIK, 10.00%, 11/15/18	5,895	6,190
Iron Mountain, 6.125%, 9/15/22 (GBP)(1)	11,875	18,992
Laureate Education, VR, 10.00%, 9/1/19 (1)	42,895	41,394
Lender Process Services, 5.75%, 4/15/23	7,425	7,870
Loxam, 7.00%, 7/23/22 (EUR)(1)	12,350	14,124
Monitronics International, 9.125%, 4/1/20	20,600	20,317
MSCI, 5.25%, 11/15/24 (1)	12,325	12,880
Outerwall, 5.875%, 6/15/21 (1)	14,425	13,559
Outerwall, 6.00%, 3/15/19	24,524	24,647
Sabre, 5.375%, 4/15/23 (1)	6,625	6,757
Safway, 7.00%, 5/15/18 (1)	13,894	14,207
TransUnion, PIK, 8.125%, 6/15/18	7,250	7,404
United Rentals North America, 6.125%, 6/15/23	20,825	21,736
Verisure, 8.75%, 9/1/18 (EUR)(1)	14,850	17,378
		611,422
Supermarkets 0.8%		
BI-LO Holding Finance, 9.25%, 2/15/19 (1)	16,634	17,237
Rite Aid, 6.125%, 4/1/23 (1)	29,300	30,472
Rite Aid, 6.75%, 6/15/21	30,725	32,453
		80,162

Transportation 0.1%		
Watco, 6.375%, 4/1/23 (1)	9,025	9,115
		9,115
Utilities 2.2%		
AES, 5.50%, 3/15/24	21,850	22,041
Calpine, 5.375%, 1/15/23	14,975	15,050
Calpine, 5.50%, 2/1/24	13,700	13,717
Dynegy Holdings, 6.75%, 11/1/19 (1)	19,075	20,172
Energy Future Intermediate Holdings Finance, VR 11.75%, 3/1/22 (1)	32,630	36,280
GenOn Energy, 9.50%, 10/15/18	25,711	26,482
NRG Energy, 5.375%, 8/15/24 (1)	17,025	17,493
NRG Energy, 6.25%, 7/15/22	16,325	17,100
NRG Energy, 6.25%, 5/1/24	13,750	14,128
NRG Energy, 6.625%, 3/15/23	29,475	30,949
Terraform, 5.875%, 2/1/23 (1)	14,300	14,801
		228,213
Wireless Communications 5.6%		
Arqiva Broadcasting, 9.50%, 3/31/20 (GBP)(1)	42,125	71,369
Crown Castle, 5.25%, 1/15/23	17,025	17,983
Digicel, 6.00%, 4/15/21 (1)	12,925	12,796
Digicel Group, 7.125%, 4/1/22 (1)	12,925	12,602
Digicel Group, 8.25%, 9/30/20 (1)	39,150	40,794
Eileme 2, 11.625%, 1/31/20 (1)	7,675	8,635
Millicom International Cellular, 6.625%, 10/15/21 (1)	5,385	5,728
NII International Telecom, 11.375%, 8/15/19 (1)(3)(5)	18,300	17,202
Sable International Finance, 8.75%, 2/1/20 (1)	16,818	18,079
Sprint, 7.125%, 6/15/24	58,350	56,308

Sprint Nextel, 11.50%, 11/15/21	47,328	57,622
T-Mobile USA, 6.00%, 3/1/23	45,750	47,351
T-Mobile USA, 6.25%, 4/1/21	22,700	23,920
T-Mobile USA, 6.375%, 3/1/25	9,175	9,599
T-Mobile USA, 6.50%, 1/15/24	4,725	4,985
T-Mobile USA, 6.633%, 4/28/21	22,125	23,563
TBG Global, 5.25%, 2/10/22	10,000	9,973
Vimpel Communications, 7.748%, 2/2/21 (1)	14,275	14,757
Vimpel Communications, 8.25%, 5/23/16 (1)	14,500	15,113
VimpelCom Holdings, 5.20%, 2/13/19 (1)	7,855	7,671
VimpelCom Holdings, 7.504%, 3/1/22 (1)	20,100	20,452
Wind Acquisition, 4.75%, 7/15/20 (1)	20,375	20,435
Wind Acquisition, 6.50%, 4/30/20 (1)	10,125	10,769
Wind Acquisition, 7.375%, 4/23/21 (1)	53,900	56,419
		584,125
Total Corporate Bonds (Cost $8,805,438)		8,867,888
BANK LOANS 6.9% (6)		
Automotive 0.1%		
Goodyear Tire & Rubber, VR, 4.75%, 4/30/19	2,979	2,998
Navistar, VR, 5.75%, 8/17/17	6,725	6,742
		9,740
Broadcasting 0.2%		
Univision Communications, VR, 4.00%, 3/1/20	20,018	19,983
		19,983
Building Products 0.1%		
NCI Building, VR, 4.25%, 6/24/19	7,537	7,520

Metals & Mining 0.2%		
Murray Energy, VR, 7.50%, 4/16/20	20,625	19,968
		19,968
Other Telecommunications 0.1%		
Level 3 Financing, VR, 3.50%, 5/31/22	9,025	8,993
		8,993
Publishing 0.1%		
McGraw-Hill Global Education, VR, 4.75%, 3/22/19	7,800	7,848
		7,848
Retail 0.9%		
Dollar Tree, VR, 4.25%, 3/9/22	18,850	19,023
JCPenney, VR, 6.00%, 5/22/18	44,883	44,799
PetSmart, VR, 4.25%, 3/11/22	34,600	34,697
		98,519
Services 0.7%		
Audio Visual Services, VR, 4.50%, 1/25/21	15,537	15,557
Kronos, VR, 4.50%, 10/30/19	14,950	14,993
Kronos, VR, 9.75%, 4/30/20	3,360	3,471
Laureate Education, VR, 5.00%, 6/15/18	4,688	4,478
Travelport, VR, 5.75%, 9/2/21	17,189	17,329
Vantiv, VR, 3.75%, 6/13/21	12,086	12,116
		67,944
Supermarkets 0.1%		
Rite Aid, VR, 4.875%, 6/21/21	5,475	5,482
		5,482

Utilities 0.1%		
Terra-Gen Finance, VR, 5.25%, 12/9/21	14,550	14,695
		14,695
Wireless Communications 0.7%		
Asurion, VR, 5.00%, 5/24/19	29,372	29,467
Asurion, VR, 8.50%, 3/3/21	44,800	45,836
		75,303
Total Bank Loans (Cost $713,535)		720,220
CONVERTIBLE BONDS 0.3%		
Broadcasting 0.3%		
Central European Media, 5.00%, 11/15/15	30,300	30,523
		30,523
Metals & Mining 0.0%		
Alpha Natural Resources, 3.75%, 12/15/17	4,875	928
		928
Total Convertible Bonds (Cost $32,933)		31,451
COMMON STOCKS 1.0%		
Automotive 0.1%		
General Motors	265	9,525
		9,525
Broadcasting 0.0%		
Time Warner	1	64
		64

Health Care 0.2%		
Actavis, Series A	16	17,382
		17,382
Wireless Communications 0.3%		
American Tower	65	6,590
American Tower, Series A	63	6,461
Crown Castle, Series A	158	16,332
T-Mobile USA, Series A	71	4,870
		34,253
Total Convertible Preferred Stocks (Cost $60,723)		57,849
BOND MUTUAL FUNDS 0.3%		
T. Rowe Price Institutional Credit Opportunities Fund, 7.33% (7)(8)	250	2,253
T. Rowe Price Institutional Floating Rate Fund, 3.87% (7)(8)	3,018	30,722
Total Bond Mutual Funds (Cost $32,580)		32,975
SHORT-TERM INVESTMENTS 5.5%		
Money Market Funds 5.1%		
T. Rowe Price Reserve Investment Fund, 0.06% (7)(9)	530,486	530,486
		530,486
U.S. Treasury Obligations 0.4%		
U.S. Treasury Bills, 0.029%, 10/22/15 (10)	15,000	14,998
U.S. Treasury Bills, 0.032%, 10/22/15 (10)	2,500	2,500
U.S. Treasury Bills, 0.038%, 10/22/15 (10)	3,000	3,000
U.S. Treasury Bills, 0.038%, 10/22/15 (10)	1,000	1,000
U.S. Treasury Bills, 0.043%, 10/22/15 (10)	3,000	2,999
U.S. Treasury Bills, 0.043%, 10/22/15 (10)	2,500	2,500

U.S. Treasury Bills, 0.048%, 10/22/15 (10)	6,500	6,499
U.S. Treasury Bills, 0.049%, 10/22/15 (10)	4,500	4,499
U.S. Treasury Bills, 0.06%, 10/22/15 (10)	2,000	1,999
U.S. Treasury Bills, 0.098%, 9/10/15 (10)	4,500	4,499
U.S. Treasury Bills, 0.108%, 9/10/15 (10)	650	650
		45,143
Total Short-Term Investments (Cost $575,629)		575,629
Total Investments in Securities		
99.9% of Net Assets (Cost $10,332,666)		**$ 10,419,759**

‡ Par/Shares are denominated in U.S. dollars unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $4,971,318 and represents 47.7% of net assets.

(2) Level 3 in fair value hierarchy. See Note 2.

(3) Non-income producing

(4) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $0 and represents 0.0% of net assets.

(5) Issuer is currently in a Chapter 11 bankruptcy reorganization proceeding; the amount and timing of future distributions is uncertain.

(6) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate.

(7) Affiliated Companies

(8) SEC 30-day yield

(9) Seven-day yield

(10) At May 31, 2015, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.

CAD Canadian Dollar

CHF Swiss Franc

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $10,332,666)	$ 10,419,759
Interest and dividends receivable	172,826
Receivable for shares sold	23,727
Receivable for investment securities sold	17,789
Unrealized gain on forward currency exchange contracts	1,574
Bilateral swap premiums paid	1,079
Cash	638
Unrealized gain on bilateral swaps	577
Foreign currency (cost $1)	1
Other assets	80
Total assets	10,638,050
Liabilities	
Payable for investment securities purchased	170,887
Unrealized loss on forward currency exchange contracts	16,942
Payable for shares redeemed	5,905
Investment management fees payable	5,164
Unrealized loss on bilateral swaps	2,104
Bilateral swap premiums received	824
Due to affiliates	491
Other liabilities	5,288
Total liabilities	207,605
NET ASSETS	$ 10,430,445
Net Assets Consist of:	
Undistributed net investment income	$ 22,273
Accumulated undistributed net realized loss	(97,555)
Net unrealized gain	69,916
Paid-in capital applicable to 1,506,148,769 shares of $0.01 par value capital stock outstanding; 3,000,000,000 shares authorized	10,435,811
NET ASSETS	$ 10,430,445

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 5/31/15	5/31/14
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 566,718	$ 568,856
Net realized gain	86,487	141,331
Change in net unrealized gain / loss	(452,663)	46,407
Increase in net assets from operations	200,542	756,594
Distributions to shareholders		
Net investment income		
Investor Class	(520,821)	(521,010)
Advisor Class	(58,608)	(59,584)
Net realized gain		
Investor Class	(110,271)	(12,285)
Advisor Class	(13,470)	(1,396)
Decrease in net assets from distributions	(703,170)	(594,275)
Capital share transactions*		
Shares sold		
Investor Class	1,540,741	2,050,261
Advisor Class	233,819	90,832
Distributions reinvested		
Investor Class	572,697	476,777
Advisor Class	71,607	60,133
Shares redeemed		
Investor Class	(1,489,026)	(1,740,301)
Advisor Class	(142,210)	(188,910)
Redemption fees received	160	178
Increase in net assets from capital share transactions	787,788	748,970
Net Assets		
Increase during period	285,160	911,289
Beginning of period	10,145,285	9,233,996
End of period	**$ 10,430,445**	**$ 10,145,285**
Undistributed net investment income	22,273	24,019

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price High Yield Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks high current income and, secondarily, capital appreciation. The fund has two classes of shares: the High Yield Fund original share class, referred to in this report as the Investor Class, offered since December 31, 1984, and the High Yield Fund–Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense.

Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on May 31, 2015:

There were no material transfers between Levels 1 and 2 during the year ended May 31, 2015.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended May 31, 2015. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at May 31, 2015, totaled $(256,000) for the year ended May 31, 2015. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the year, transfers into Level 3 were because the fair values of these instruments at the reporting date were determined by the Valuation Committee and transfers out of Level 3 were because observable market data became available for the security.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2015, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2015, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2015, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives, such as bilateral swaps, forward currency exchange contracts, or OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives), and thereby expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of May 31, 2015, securities valued at $16,557,000 had been posted by the fund to counterparties for bilateral derivatives. As of May 31, 2015, collateral pledged by counterparties to the fund for bilateral derivatives consisted of securities valued at $1,498,000.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended May 31, 2015, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 6% and 10% of net assets.

Options The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value; purchased options are included in Investments in Securities; and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options give the holder the right, but not the obligation, to purchase or sell, respectively, a security at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and, for written options, potential losses in excess of the fund’s initial investment. During the year ended May 31, 2015, the volume of the fund’s activity in options, based on underlying notional amounts, was generally less than 1% of net assets. Transactions in written options and related premiums received during the year ended May 31, 2015, were as follows:

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets, and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(s) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of May 31, 2015, the notional amount of protection sold by the fund totaled $32,350,000 (0.3% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the year ended May 31, 2015, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 0% and 2% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At May 31, 2015, approximately 92% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments; however, the seller continues to hold legal title to the loan. As a result, the buyer of a loan participation generally has no direct rights against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, usually may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, to the extent a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, no loan is reflected in the Portfolio of Investments until paid. At May 31, 2015, the fund’s total unfunded commitments not included in the Portfolio of Investments were $66,650,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $6,231,408,000 and $5,562,059,000, respectively, for the year ended May 31, 2015.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to differences between book/tax amortization policies. For the year ended May 31, 2015, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended May 31, 2015 and May 31, 2014, were characterized for tax purposes as follows:

At May 31, 2015, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the realization of gains/losses on passive foreign investment companies and/or certain open derivative contracts for tax purposes.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. All or a portion of the capital loss carryforwards may be from losses realized between November 1 and the fund’s fiscal year-end, which are deferred for tax purposes until the subsequent year but recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2015, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended May 31, 2015, expenses incurred pursuant to these service agreements were $210,000 for Price Associates; $1,587,000 for T. Rowe Price Services, Inc.; and $387,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended May 31, 2015, the fund was charged $24,000 for shareholder servicing costs related to the college savings plans, of which $21,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At May 31, 2015, less than 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds), as well as the T. Rowe Price Retirement Funds and T. Rowe Price Target Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended May 31, 2015, the fund was allocated $1,496,000 of Spectrum Funds’ expenses and $5,150,000 of Retirement Funds’ expenses. Of these amounts, $3,289,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At May 31, 2015, approximately 12% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 38% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying T. Rowe Price fund’s net assets. Each underlying T. Rowe Price fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying T. Rowe Price fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying T. Rowe Price fund related to the fund’s investment therein. The accompanying Statement of Operations reflects management fees permanently waived pursuant to this agreement. Annual fee rates and management fees waived related to investments in the underlying T. Rowe Price fund(s) for the year ended May 31, 2015, are as follows:

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of T. Rowe Price
High Yield Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price High Yield Fund, Inc. (the “Fund”) at May 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 16, 2015

Tax Information (Unaudited) for the Tax Year Ended 5/31/15

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$110,806,000 from short-term capital gains,
●	$87,083,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $4,088,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $3,829,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 13, 2015, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds.The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. At the March 13, 2015, meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2015. With the new breakpoint, the group fee rate will decline to 0.270% when the combined average net assets of the applicable T. Rowe Price funds exceed $500 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds. The information also indicated the total expense ratio (for the Investor Class) was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds, and the total expense ratio (for the Advisor Class) was at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)
[165]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
1984	present); Director and Advisory Board Member, Deutsche Bank
[165]	North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004
to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001
[165]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial
(1951)	Realty Trust, an owner and operator of industrial properties (2009 to
2013	present); Chairman of the Board (2005 to present) and Director (1999
[165]	to present), Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc., a provider of wireless voice and data services for
2013	telecommunications companies (2008 to 2011); Advisory Board
[165]	Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997
to present)

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[165]	Group (2004 to present); Director, Norfolk Southern (2008
to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[165]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2013	a nonprofit education and social policy research organization
[165]	(2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisers (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
1992	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[165]	General Growth Properties, Inc. (2010 to 2013); Director, Blackstone
Mortgage Trust, a real estate financial company (2012 to present);
Director and Chairman of the Board, Brixmor Property Group, Inc.
(2013 to present); Director, Hilton Worldwide (2013 to present);
Director, Hudson Pacific Properties (2014 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[165]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[165]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Edward A. Wiese, CFA	Director and Vice President, T. Rowe Price Trust Company; Vice
(1959)	President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
2015	Price International
[54]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With High Yield Fund	Principal Occupation(s)

Jason A. Bauer (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Andrew M. Brooks (1956)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Andrew L. Cohen, CFA (1979)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly, Associate, Power &
Energy/Strategic Investments, Metlife
Investments (to 2010)

Michael F. Connelly, CFA (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Michael Della Vedova (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Carson R. Dickson, CFA, CPA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Stephen M. Finamore, CPA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Justin T. Gerbereux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Andrew P. Jamison (1981)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Paul M. Massaro, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Brian A. Rubin, CPA (1974)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Thomas E. Tewksbury (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Michael J. Trivino (1981)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Private Equity Group,
Welsh, Carson & Stowe (to 2011)

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Thea N. Williams (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,677,000 and $1,759,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price High Yield Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 16, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 16, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date July 16, 2015